UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: May 16, 2017

Elite Data Services, Inc.
(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of

incorporation or organization)

 000-11050

(Commission

File Number)

59-2181303

(IRS Employer

Identification No.)

720 S. Colorado Blvd., PH North

Denver, CO 80246

(Address of principal executive offices)

(720) 240-9378

(Issuer’s telephone number)

1550 Wewatta St.

Denver, CO 80202

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the terms and conditions of the agreement described herein. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations about the Company’s future performance and the future performance of the entity being acquired, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in “Risk Factors” in the Company’s Annual Report on Form 10-K, and the Company’s recent Quarterly Reports, filed with the SEC, not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

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Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 11, 2017, the Board of Directors of Elite Data Services, Inc. (the “Registrant” or “Company”), notified D’Arelli Pruzansky P.A. (“DP”) that it was dismissing DP as its independent registered public accounting firm effective immediately.

Since DP’s engagement by the Company, DP has not completed any interim reviews or issued any reports on the financial statements of the Registrant.

During DP’s engagement there were no: (i) disagreements with DP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, and (iii) reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has provided DP with a copy of this Form 8-K, and has requested that DP furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated May 16, 2017, indicating that DP is in agreement with such disclosures, is filed as Exhibit 16.1 to this Form 8-K.

Separately, on May 11, 2017, the Company re-engaged Anton & Chia, LLP (“A&C”), the Company’s prior independent registered accounting firm, effective immediately.

Item 9.01 Financial Statements and Exhibits.

Those exhibits marked with an asterisk (*) refer to exhibits filed herewith.

Exhibit Number	Description

16.1*	Letter from D’Arelli Pruzansky, P.A. regarding dismissal as Registrant’s Auditor

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELITE DATA SERVICES, INC.

Dated: May 16, 2017	By:	/s/ Brenton Mix
Brenton Mix
Chief Executive Officer

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